EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Adaptimmune Therapeutics Plc.

EXECUTED this 19th day of August, 2025.

NEW ENTERPRISE ASSOCIATES 14, L.P.

By:	NEA PARTNERS 14, L.P. General Partner

By:	NEA 14 GP, LTD General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 14, L.P.

By:	NEA 14 GP, LTD General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 14 GP, LTD

 By:                             *

  Anthony A. Florence, Jr.

  Managing Partner and Co-Chief Executive Officer

 By:                             *

  Mohamad H. Makhzoumi

  Managing Partner and Co-Chief Executive Officer

                 *

Forest Baskett

                 *

Anthony A. Florence, Jr.

                 *

Patrick J. Kerins

                 *

Scott D. Sandell

NEW ENTERPRISE ASSOCIATES 16, L.P.

By:	NEA PARTNERS 16, L.P. General Partner

By:	NEA 16 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 16, L.P.

By:	NEA 16 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 16 GP, LLC

 By:                             *

  Anthony A. Florence, Jr.

  Managing Partner and Co-Chief Executive Officer

 By:                             *

  Mohamad H. Makhzoumi

  Managing Partner and Co-Chief Executive Officer

                 *

Forest Baskett

                 *

Ali Behbahani

                 *

Carmen Chang

                 *

Anthony A. Florence, Jr.

                 *

Mohamad H. Makhzoumi

                 *

Scott D. Sandell

EXECUTIVE COMMITTEE:

                 *

Mohamad H. Makhzoumi

 */s/ Zachary Bambach

Zachary Bambach

As attorney-in-fact

This Agreement relating to Schedule 13D was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney a copy of which is attached hereto as Exhibit 3.